UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 13, 2008
CANARGO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32145	91-0881481

(State or other jurisdiction Of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Energy Corporation P.O. Box 291, St. Peter Port
Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code +(44) 1481 729 980

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Press release

The matters discussed in this Current Report on Form 8-K include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.
Section 8—Other Events
Item 8.01. Other Events.
October 13, 2008, — Guernsey, Channel Islands — CanArgo Energy Corporation (OSE:CNR; AMEX:CNR) (“CanArgo” or the “Company”) announced today that it has been advised by certain of the underwriters of the Company’s Rights Offering that, in light of current market conditions, those underwriters are unable or unwilling, or may be unable or unwilling, to fulfill their underwriting obligations. The Company is currently considering its position. In the meantime, and particularly in view of the scheduled Norwegian Expiration Time of 5:30 p.m., CET, on October 14, 2008, the Company has determined to extend the scheduled expiration dates and times of the Rights Offering from 4:00 p.m., U.S. Eastern time on October 24, 2008, the scheduled U.S. Expiration Time, until 4:00 p.m., U.S. Eastern time on October 31, 2008, and from 5:30 p.m., CET, on October 14, 2008, the scheduled Norwegian Expiration Time, until 5:30 p.m., CET, on October 21, 2008.
The foregoing does not constitute an offer to sell or a solicitation of an offer to purchase any securities by the Company which offer can only be made pursuant to the registration statement filed pursuant to the Securities Act and declared effective by the Securities and Exchange Commission and in compliance with all other applicable securities laws and stock exchange rules and regulations.
CanArgo is an independent oil and gas exploration and production company with its oil and gas operations currently located in Georgia.
A copy of the Press Release is attached hereto as Exhibit 99.1,
Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits:

Exhibit No.	Exhibit Description

99.1	Press Release dated October 13, 2008 issued by CanArgo Energy Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION
Date: October 14, 2008	By:	/s/ Jeffrey Wilkins
Jeffrey Wilkins, Corporate Secretary